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                                                                    EXHIBIT 99.1

                                      FOR:    TRANSPRO, INC.

                                  CONTACT:    Jeff Jackson
                                              Vice President, Human Resources
                                              (203) 401-6414

FOR IMMEDIATE RELEASE                         Morgen-Walke Associates
                                              Investor Relations: Gordon McCoun,
                                              Theresa Vogt, Lauren Levine
                                              Media Contact: Steve DiMattia
                                              (212) 850-5600

TRANSPRO, INC. ANNOUNCES APPOINTMENT OF RICHARD WISOT AS CHIEF FINANCIAL OFFICER

           NEW HAVEN, CONNECTICUT, May 29, 2001 -- TransPro, Inc. (NYSE: TPR) today announced the appointment of Richard A. Wisot as Chief Financial Officer effective June 6, 2001. He succeeds Timothy E. Coyne, Vice President and Chief Financial Officer, who has resigned effective June 6, 2001 to accept a senior financial position at another company.

           Richard A. Wisot, age 55, has over thirty years of experience in the automotive aftermarket industry. He joins TransPro after having most recently served as a Vice President, Treasurer and Chief Financial Officer for Ecoair Corporation, an entrepreneurial development company focused on inventing, developing and marketing proprietary technologies and product designs to meet the electrical power needs of vehicles. At Ecoair, Mr. Wisot was responsible for all financial matters and implementing the overall business strategy of the company. From 1975 to 1996, Mr. Wisot was with Echlin Inc., a major automotive components manufacturer. At Echlin, he held a number of positions of increasing responsibility, rising to Vice President, Controller and Chief Accounting Officer. In this role, Mr. Wisot developed and executed financial strategies that significantly improved operating cash flows and streamlined the strategic, marketing, and business planning processes. He was also actively involved in Echlin's acquisition program. Mr. Wisot holds a Bachelor of Arts in Accounting from Queens College and is an active member of the Financial Executives Institute and the Institute of Management Accountants.


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TRANSPRO ANNOUNCES APPOINTMENT OF RICHARD WISOT AS CFO                    PAGE 2



           Charles E. Johnson, President and Chief Executive Officer, commented, "We are very pleased to have Rich join our team. He is a proven leader with strong operational, financial, and managerial expertise. His solid business development skills and successful track record in creating and implementing financial plans will be invaluable to TransPro as we continue executing our strategy for long term growth and profitability."

           In commenting on Mr. Coyne's resignation, Mr. Johnson concluded, "We want to thank Tim for his contributions to TransPro since joining the Company in 1996. In our short time together, I have found Tim to be dedicated, hard working, and a strong contributor to our leadership team. I am pleased that he will be staying on until June 8th to work with Rich to ensure a smooth transition. We wish him well in his new endeavors."

           TransPro, Inc. is a manufacturer and supplier of heating and cooling systems and components for a variety of Aftermarket and OEM automotive, truck and industrial applications.

FORWARD-LOOKING STATEMENTS

           Statements included in this news release, which are not historical in nature, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company's Annual Report on Form 10-K contains certain detailed factors that could cause the Company's actual results to materially differ from forward-looking statements made by the Company. In particular, statements relating to the future financial performance of the Company are subject to business conditions and growth in the general economy and automotive and truck business, the impact of competitive products and pricing, changes in customer product mix, failure to obtain new customers or retain old customers or changes in the financial stability of customers, changes in the cost of raw materials, components or finished products and changes in interest rates.


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